Institutional Class HAINX
Retirement Class HNINX
Administrative Class HRINX
Investor Class HIINX
Harbor International Fund

Supplement to Summary Prospectus dated March 1, 2018
Effective October 4, 2018, William MacLeod no longer serves as a portfolio manager for Harbor International Fund (“Fund”). Marathon Asset Management LLP continues to serve as the subadviser to the Fund, and Neil M. Ostrer, William J. Arah, Charles Carter, Nick Longhurst, Michael Godfrey, CFA, David Cull, CFA, Simon Somerville, Michael Nickson, CFA, and Simon Todd, CFA continue to serve as co-portfolio managers for the Fund. The portion of the Fund’s European investments previously allocated to Mr. MacLeod has been reallocated among Charles Carter and Nick Longhurst.
October 9, 2018
Investors Should Retain This Supplement For Future Reference
S1009.SP.I